UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                 Investment Company Act file number 811-07857

                       OPPENHEIMER REAL ASSET FUND
               (Exact name of registrant as specified in charter)

             6803 SOUTH TUCSON WAY, CENTENNIAL, COLORADO 80112-3924
                    (Address of principal executive offices)
                                            (Zip code)
                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
                  498 Seventh Avenue, New York, New York 10018
--------------------------------------------------------------------------------
                     (Name and address of agent for service)


Registrant's telephone number, including area code: (303) 768-3200
                                                    --------------

Date of fiscal year end:  August 31

Date of reporting period:  September 1, 2002 - August 31, 2003



ITEM 1.  REPORTS TO STOCKHOLDERS.

FUND PERFORMANCE DISCUSSION

How has the Fund performed? Below is a discussion by OppenheimerFunds, Inc. of the Fund's performance during its fiscal year ended August 31, 2003, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.
Management's Discussion of Fund Performance. The Fund's Class A shares (without sales charge) produced a total return of 23.08% for the 12-months ended August 31, 2003, which compares very favorably to the 21.95% return for the Fund's benchmark, the Goldman Sachs Commodity Index(R), for the same period. 1
   During the period, we used approximately one-third of Fund assets to make leveraged investments in commodities resulting in dollar for dollar commodity exposure. The remaining Fund assets, which serve as collateral for our commodities investments, were invested primarily in high-quality, short-term fixed-income securities.
   On the commodities side of the portfolio, we employed the same key strategies we have long used: intramarket trades, sector focus and term structure. The first strategy, intramarket trades, seeks to exploit pricing discrepancies within the various commodities sectors. The second, sector focus, is a matter of shifting our investments to the sector(s) that we believe have the most favorable fundamental and technical characteristics at a given time.
   The third and final strategy, term structure, centers on the maturity dates of our investments. For instance, we might choose to invest a small percentage of assets in contracts for industrial metals that mature in one month and a larger percentage in contracts maturing two months hence. We follow this strategy when we believe that some event or trend is likely to bring about a shift in supply and/or demand that will, in turn, cause prices for that commodity to vary between the first and second months. During this 12-month period, the Fund's term-structure investments, especially several natural gas investments, made significant contributions to performance and were the primary reason for the Fund's strong relative returns.
   The Fund's outperformance can also be attributed to its fixed-income investments. During the fiscal year, we implemented a fixed-income investment strategy that seeks capital appreciation potential, in addition to current income. More importantly, we also sought to pare back the risk associated with changing interest rates by shortening the average maturity of the Fund's fixed-income investments.
   Under this approach, we emphasized broader diversification and the use of high-quality, short-term corporate bonds, asset-backed securities (ABSs) and mortgage-backed

1. The Fund's performance is compared to the Goldman Sachs Commodity Index(R). For more information on the Index, please see page 6. While the Fund is benchmarked to the GSCI, it is actively managed and the allocations of the Fund's investments may vary (at times, significantly) from the GSCI. The Fund is not an index fund.


    5 | OPPENHEIMER REAL ASSET FUND

FUND PERFORMANCE DISCUSSION

securities (MBSs). Because of their short maturities, these securities are not as highly susceptible to interest-rate movements as longer-term securities. Furthermore, they pay slightly higher yields than Treasuries and have the potential to generate capital appreciation as the financial positions of the issuing companies improve. Throughout the period, our corporate securities performed well, reflecting healthier corporate balance sheets. Our MBS holdings were less consistent contributors, the result of considerable volatility in that market sector.
   Despite the volatility among MBSs, the fixed-income portfolio generally performed as we intended, adding modestly to total return, while curbing some of the Fund's volatility. Also reducing volatility was the Fund's cash position, which, due to technical reasons, was higher than usual. While holding assets in the shortest-term interest-bearing instruments (i.e., cash equivalents) put a mild damper on performance, it also had a positive effect on the volatility of the portfolio. The Fund's holdings, strategies and management are subject to change.
Comparing the Fund's Performance to the Market. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until August 31, 2003. The graphs assume that all dividends and capital gains distributions were reinvested in additional shares. In the case of Class A, B, C and Y shares, performance is measured from inception of the Class on March 31, 1997. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The graphs reflect the deduction of the current maximum initial sales charge on Class A shares and the applicable contingent deferred sales charge for Class B, Class C and Class N shares. Class Y shares are available principally to certain institutional investors and are not subject to a sales charge.
   The Fund's performance is compared to the performance of the Goldman Sachs Commodity Index(R) (GSCI(R)). The GSCI(R) is a composite index of commodity sector returns representing an unleveraged, long-term investment in commodity futures that is broadly diversified across the spectrum of commodities and includes reinvestment of income. Index performance reflects the reinvestment of income but does not consider the effect of capital gains or transaction cost, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the Index and the Fund's investments allocations may differ, at times significantly, from the GSCI's sector weightings. The Fund is not an index fund.


    6 | OPPENHEIMER REAL ASSET FUND

Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Real Asset Fund (Class A)
     Goldman Sachs Commodity Index(R)

                                   [GRAPHIC]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    Oppenheimer Real   Goldman Sachs
Date            Asset Fund (Class A)  Commodity Index (R)

03/31/1997                 9,425              10,000
05/31/1997                 9,679              10,305
08/31/1997                 9,717              10,403
11/30/1997                 9,161               9,879
02/28/1998                 7,750               8,451
05/31/1998                 7,057               7,805
08/31/1998                 5,594               6,527
11/30/1998                 4,872               6,025
02/28/1999                 4,464               5,672
05/31/1999                 5,028               6,526
08/31/1999                 5,958               7,702
11/30/1999                 6,160               8,003
02/29/2000                 7,294               9,503
05/31/2000                 7,803              10,349
08/31/2000                 8,850              11,812
11/30/2000                 9,566              12,753
02/28/2001                 8,572              11,662
05/31/2001                 8,489              11,470
08/31/2001                 7,980              10,767
11/30/2001                 6,435               8,616
02/28/2002                 6,434               8,596
05/31/2002                 6,990               9,418
08/31/2002                 7,538              10,406
11/30/2002                 7,463              10,361
02/28/2003                 9,934              13,721
05/31/2003                 8,826              12,079
08/31/2003                 9,277              12,690

Average Annual Total Returns of Class A Shares of the Fund at 8/31/03*
1-Year 16.00%   5-Year 9.35%    Since Inception -1.16%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Real Asset Fund (Class B)
     Goldman Sachs Commodity Index(R)

                                   [GRAPHIC]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    Oppenheimer Real   Goldman Sachs
Date            Asset Fund (Class B)  Commodity Index(R)

03/31/1997                10,000              10,000
05/31/1997                10,250              10,305
08/31/1997                10,270              10,403
11/30/1997                 9,670               9,879
02/28/1998                 8,156               8,451
05/31/1998                 7,413               7,805
08/31/1998                 5,865               6,527
11/30/1998                 5,101               6,025
02/28/1999                 4,662               5,672
05/31/1999                 5,246               6,526
08/31/1999                 6,202               7,702
11/30/1999                 6,402               8,003
02/29/2000                 7,570               9,503
05/31/2000                 8,081              10,349
08/31/2000                 9,144              11,812
11/30/2000                 9,855              12,753
02/28/2001                 8,822              11,662
05/31/2001                 8,722              11,470
08/31/2001                 8,185              10,767
11/30/2001                 6,591               8,616
02/28/2002                 6,576               8,596
05/31/2002                 7,132               9,418
08/31/2002                 7,663              10,406
11/30/2002                 7,573              10,361
02/28/2003                10,068              13,721
05/31/2003                 8,934              12,079
08/31/2003                 9,392              12,690

Average Annual Total Returns of Class B Shares of the Fund at 8/31/03* 1-Year 17.12% 5-Year 9.52% Since Inception -0.97%

*See Notes on page 10 for further details.
The performance information for the Goldman Sachs Commodity Index(R) in the graphs begins on 3/31/97 for Class A, Class B, Class C and Class Y shares, and on 2/28/01 for Class N shares.
Past performance cannot guarantee future results. Graphs are not drawn to same scale.


    7 | OPPENHEIMER REAL ASSET FUND

FUND PERFORMANCE DISCUSSION

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Real Asset Fund (Class C)
     Goldman Sachs Commodity Index(R)

                                   [GRAPHIC]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    Oppenheimer Real   Goldman Sachs
Date            Asset Fund (Class C)  Commodity Index(R)

03/31/1997                10,000              10,000
05/31/1997                10,240              10,305
08/31/1997                10,260              10,403
11/30/1997                 9,650               9,879
02/28/1998                 8,141               8,451
05/31/1998                 7,408               7,805
08/31/1998                 5,862               6,527
11/30/1998                 5,088               6,025
02/28/1999                 4,660               5,672
05/31/1999                 5,237               6,526
08/31/1999                 6,195               7,702
11/30/1999                 6,397               8,003
02/29/2000                 7,556               9,503
05/31/2000                 8,069              10,349
08/31/2000                 9,133              11,812
11/30/2000                 9,845              12,753
02/28/2001                 8,808              11,662
05/31/2001                 8,719              11,470
08/31/2001                 8,180              10,767
11/30/2001                 6,584               8,616
02/28/2002                 6,568               8,596
05/31/2002                 7,114               9,418
08/31/2002                 7,658              10,406
11/30/2002                 7,570              10,361
02/28/2003                10,058              13,721
05/31/2003                 8,921              12,079
08/31/2003                 9,346              12,690

Average Annual Total Returns of Class C Shares of the Fund at 8/31/03* 1-Year 21.04% 5-Year 9.78% Since Inception -1.05%

Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Real Asset Fund (Class N)
     Goldman Sachs Commodity Index(R)

                                   [GRAPHIC]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    Oppenheimer Real   Goldman Sachs
Date            Asset Fund (Class N)  Commodity Index(R)

03/01/2001                10,000              10,000
05/31/2001                 9,932               9,836
08/31/2001                 9,325               9,233
11/30/2001                 7,470               7,388
02/28/2002                 7,463               7,371
05/31/2002                 8,092               8,076
08/31/2002                 8,722               8,923
11/30/2002                 8,703               8,885
02/28/2003                11,558              11,766
05/31/2003                10,264              10,358
08/31/2003                10,782              10,882

Average Annual Total Returns of Class N Shares of the Fund at 8/31/03*
1-Year  22.63%             Since Inception  3.06%

*See Notes on page 10 for further details.


    8 | OPPENHEIMER REAL ASSET FUND

Class Y Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:
     Oppenheimer Real Asset Fund (Class Y)
     Goldman Sachs Commodity Index(R)

                                   [GRAPHIC]
          EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    Oppenheimer Real   Goldman Sachs
Date            Asset Fund (Class Y)  Commodity Index(R)

03/31/1997                10,000              10,000
05/31/1997                10,270              10,305
08/31/1997                10,310              10,403
11/30/1997                 9,730               9,879
02/28/1998                 8,221               8,451
05/31/1998                 7,495               7,805
08/31/1998                 5,941               6,527
11/30/1998                 5,174               6,025
02/28/1999                 4,743               5,672
05/31/1999                 5,359               6,526
08/31/1999                 6,343               7,702
11/30/1999                 6,563               8,003
02/29/2000                 7,772               9,503
05/31/2000                 8,323              10,349
08/31/2000                 9,464              11,812
11/30/2000                10,242              12,753
02/28/2001                 9,195              11,662
05/31/2001                 9,121              11,470
08/31/2001                 8,592              10,767
11/30/2001                 6,923               8,616
02/28/2002                 6,927               8,596
05/31/2002                 7,543               9,418
08/31/2002                 8,132              10,406
11/30/2002                 8,059              10,361
02/28/2003                10,738              13,721
05/31/2003                 9,559              12,079
08/31/2003                10,058              12,690

Average Annual Total Returns of Class Y Shares of the Fund at 8/31/03* 1-Year 23.69% 5-Year 11.11% Since Inception 0.09%

The performance information for the Goldman Sachs Commodity Index(R) in the graphs begins on 3/31/97 for Class A, Class B, Class C and Class Y shares, and on 2/28/01 for Class N shares.
Past performance cannot guarantee future results. Graphs are not drawn to same scale.


    9 | OPPENHEIMER REAL ASSET FUND

NOTES

In reviewing performance and rankings, please remember that past performance cannot guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.

Total returns and the ending account values in the graph includes changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. For more complete information about the Fund, including charges, expenses and risks, please refer to the prospectus. To obtain a copy, call your financial advisor, call OppenheimerFunds Distributor, Inc. at 1.800.CALL OPP (1.800.225.5677). Read the prospectus carefully before you invest or send money.

Please note that Oppenheimer Real Asset Fund(R) is non-diversified and invests a substantial portion of its assets in derivative instruments that entail potentially higher volatility and risk of loss than traditional equity or debt securities. The Fund is not intended as a complete investment program and is intended for investors with long-term investment goals who are willing to accept this greater risk.

Class A shares of the Fund were first publicly offered on 3/31/97. Class A returns include the current maximum initial sales charge of 5.75%.

Class B shares of the Fund were first publicly offered on 3/31/97. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (5-year). Because Class B shares convert to Class A shares 72 months after purchase, the "since inception" return for Class B uses Class A performance for the period after conversion, and the ending account value does not reflect the deduction of any sales charges. Class B shares are subject to an annual 0.75% asset-based sales charge.

Class C shares of the Fund were first publicly offered on 3/31/97. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class N shares of the Fund were first publicly offered on 3/1/01. Class N shares are offered only through retirement plans. Unless otherwise noted, Class N returns include the contingent deferred sales charge of 1% for the 1-year period. Class N shares are subject to an annual 0.25% asset-based sales charge.

Class Y shares of the Fund were first publicly offered on 3/31/97. Class Y shares are offered principally to certain institutional investors under special agreement with the Distributor and are not subject to a sales charge.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


    10 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS  August 31, 2003

                                                                           Principal  Market Value
                                                                              Amount    See Note 1
----------------------------------------------------------------------------------------------------
 Asset-Backed Securities--5.3%

 AQ Finance NIM Trust, Home Equity Collateralized Mtg. Obligations,
 Series 2002-1, Cl. Note, 9.50%, 6/25/32 1                               $   321,726   $    319,715
----------------------------------------------------------------------------------------------------
 BMW Vehicle Owner Trust, Automobile Loan Certificates,
 Series 2003-A, Cl. A2, 1.45%, 11/25/05 1                                  1,460,000      1,461,358
----------------------------------------------------------------------------------------------------
 Capital Auto Receivables Asset Trust, Automobile Mtg.-Backed Nts.:
 Series 2002-3, Cl. A2A, 3.05%, 9/15/05 2                                  1,680,000      1,707,778
 Series 2002-4, Cl. A2B, 1.74%, 1/17/05 1,2                                  851,715        853,421
----------------------------------------------------------------------------------------------------
 CitiFinancial Mortgage Securities, Inc., Home Equity Collateralized
 Mtg. Obligations, Series 2002-1, Cl. AF1, 2.474%, 9/25/32                   372,748        374,340
----------------------------------------------------------------------------------------------------
 Ford Credit Auto Owner Trust, Automobile Loan Certificates,
 Series 2002-D, Cl. A2A, 2.10%, 3/15/05                                      788,828        791,478
----------------------------------------------------------------------------------------------------
 Harley-Davidson Motorcycle Trust, Motorcycle Receivable Nts.,
 Series 2002-2, Cl. A1, 1.91%, 4/16/07                                       405,704        407,110
----------------------------------------------------------------------------------------------------
 Honda Auto Receivables Owner Trust, Automobile Receivables
 Obligations, Series 2002-4, Cl. A2, 1.66%, 6/15/05                          800,186        801,605
----------------------------------------------------------------------------------------------------
 Household Automotive Trust, Automobile Loan Certificates,
 Series 2002-2, Cl. A2, 2.15%, 12/19/05                                      388,086        389,256
----------------------------------------------------------------------------------------------------
 M&I Auto Loan Trust, Automobile Loan Certificates, Series 2002-1,
 Cl. A2, 1.95%, 7/20/05                                                      302,629        303,286
----------------------------------------------------------------------------------------------------
 MMCA Auto Lease Trust, Auto Retail Installment Contracts,
 Series 2002-A, Cl. A2, 1.28%, 5/16/05 3,4                                   541,235        541,668
----------------------------------------------------------------------------------------------------
 MSF Funding LLC, Collateralized Mtg. Obligations, Series 2000-1,
 Cl. C, 8.46%, 7/25/07 1,4                                                   295,529        103,435
----------------------------------------------------------------------------------------------------
 NC Finance Trust, Collateralized Mtg. Obligations:
 Series 1999-I, Cl. ECFD, 8.75%, 12/25/28 1                                  691,934        207,580
 Series 2002-I, Cl. ECFD, 9.25%, 3/25/32 1                                   315,768        312,807
----------------------------------------------------------------------------------------------------
 Nissan Auto Lease Trust, Auto Lease Obligations, Series 2002-A,
 Cl. A2, 1.86%, 11/15/04 1                                                 1,406,020      1,408,433
----------------------------------------------------------------------------------------------------
 Nissan Auto Receivables Owner Trust, Auto Receivable Nts.,
 Series 2002-C, Cl. A2, 1.94%, 9/15/04                                       537,361        538,199
----------------------------------------------------------------------------------------------------
 Salomon Smith Barney Auto Loan Trust, Asset-Backed Auto Loan
 Obligations, Series 2002-1, Cl. A2, 1.83%, 9/15/05 1                        878,303        880,377
----------------------------------------------------------------------------------------------------
 Salomon Smith Barney Mutual Fund Fee Trust XIV, Asset-Backed Nts.,
 Series 2000-14, Cl. 2, 8.61%, 9/30/08                                     3,716,396      1,412,230
----------------------------------------------------------------------------------------------------
 Toyota Auto Receivables Owner Trust, Automobile Mtg.-Backed
 Obligations, Series 2003-A, Cl. A2, 1.28%, 8/15/05                        2,770,000      2,769,099
----------------------------------------------------------------------------------------------------
 USAA Auto Owner Trust, Automobile Loan Asset-Backed Nts.,
 Series 2002-1, Cl. A2, 1.95%, 3/15/05                                       136,918        137,148
----------------------------------------------------------------------------------------------------
 Volkswagen Auto Lease Trust, Automobile Lease Asset-Backed Securities,
 Series 2002-A, Cl. A2, 1.77%, 2/20/05 2                                   1,352,089      1,355,009
----------------------------------------------------------------------------------------------------
 Whole Auto Loan Trust, Automobile Loan Receivables, Series 2002-1,
 Cl. A2, 1.88%, 6/15/05 2                                                    853,645        855,932
                                                                                       -------------

 Total Asset-Backed Securities (Cost $20,854,331)                                        17,931,264

    11 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS  Continued

                                                                           Principal  Market Value
                                                                              Amount    See Note 1
----------------------------------------------------------------------------------------------------
 Mortgage-Backed Obligations--32.2%
----------------------------------------------------------------------------------------------------
 Government Agency--30.4%
----------------------------------------------------------------------------------------------------
 FHLMC/FNMA/Sponsored--30.3%
 FHLMC Structured Pass-Through Securities, Collateralized Mtg. Obligations:
 Series H003, Cl. A2, 1.88%, 1/15/07                                     $   786,716   $    790,792
 Series H006, Cl. A1, 1.724%, 4/15/08 1                                      923,736        909,456
----------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp.:
 8%, 4/1/16                                                                  597,834        646,592
 9%, 8/1/22-5/1/25                                                           147,097        163,827
----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn.:
 5%, 9/1/33 5                                                              1,253,000      1,212,668
 5.50%, 9/1/33 5                                                           6,394,000      6,368,028
 6%, 9/25/33 5                                                             7,151,000      7,271,673
 6.50%, 9/1/33 5                                                          18,300,000     18,923,335
 7%, 9/25/33 5                                                            63,069,000     66,439,281
 8.50%, 7/1/32                                                               334,048        359,544
                                                                                       -------------
                                                                                        103,085,196

----------------------------------------------------------------------------------------------------
 GNMA/Guaranteed--0.1%
 Government National Mortgage Assn., 8.50%, 8/15/17-12/15/17                 193,751        213,481
----------------------------------------------------------------------------------------------------
 Private--1.8%
----------------------------------------------------------------------------------------------------
 Commercial--1.0%
 Bear Stearns Commercial Mortgage Securities, Inc., Commercial
 Mtg. Obligations, Series 2003-T10, Cl. A1, 4%, 3/13/40                    1,329,714      1,306,494
----------------------------------------------------------------------------------------------------
 GE Capital Commercial Mortgage Corp., Commercial Mtg. Obligations,
 Series 2003-C1, Cl. A2, 4.093%, 1/10/38                                   1,081,000      1,064,679
----------------------------------------------------------------------------------------------------
 J.P. Morgan Chase Commercial Mortgage Securities Corp., Commercial
 Mtg. Pass-Through Certificates, Series 2003-ML1A, Cl. A1, 3.972%, 3/12/39   802,228        787,268
----------------------------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc., Commercial Mtg. Pass-Through Certificates,
 Series 1996-WF1, Cl. A2, 7.385%, 11/15/28 3,4                               279,004        280,701
                                                                                       -------------
                                                                                          3,439,142

----------------------------------------------------------------------------------------------------
 Residential--0.8%
 Granite Mortgages plc, Mtg.-Backed Obligations, Series 2002-2,
 Cl. 1A1, 1.479%, 1/21/17 1,4                                                162,154        162,147
----------------------------------------------------------------------------------------------------
 Salomon Brothers Mortgage Securities VII, Inc., Commercial Mtg
 Pass-Through Certificates, Series 1999-NC2, Cl. M3, 4.36%, 4/25/29 1,4    1,538,722      1,547,527
----------------------------------------------------------------------------------------------------
 Structured Asset Securities Corp., Collateralized Mtg. Obligations
 Pass-Through Certificates, Series 1998-8, Cl. B, 2.41%, 8/25/28 4           993,042        975,432
                                                                                       -------------
                                                                                          2,685,106

 Total Mortgage-Backed Obligations (Cost $109,163,555)                                  109,422,925

    12 | OPPENHEIMER REAL ASSET FUND

                                                                           Principal  Market Value
                                                                              Amount    See Note 1
----------------------------------------------------------------------------------------------------
 U.S. Government Obligations--8.2%

 Federal Home Loan Bank Unsec. Bonds, Series EY06, 5.25%, 8/15/06        $ 9,286,000   $  9,918,730
----------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp. Unsec. Nts., 2.75%, 8/15/06              6,310,000      6,301,305
----------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn. Unsec. Nts.:
 5.25%, 6/15/06 2                                                          1,600,000      1,710,510
 5.50%, 2/15/06 2                                                          8,000,000      8,574,328
----------------------------------------------------------------------------------------------------
 U.S. Treasury Nts.:
 2.625%, 5/15/08                                                           1,042,000      1,009,520
 3.50%, 11/15/06                                                             363,000        372,727
                                                                                       -------------
 Total U.S. Government Obligations (Cost $28,046,121)                                    27,887,120

----------------------------------------------------------------------------------------------------
 Corporate Bonds and Notes--12.4%

 AEP Resources, Inc., 6.50% Sr. Nts., 12/1/03 3                              755,000        762,147
----------------------------------------------------------------------------------------------------
 Albertson's, Inc., 6.55% Sr. Nts., 8/1/04 2                                 640,000        662,886
----------------------------------------------------------------------------------------------------
 American Express Co., 5.50% Nts., 9/12/06 2                                 770,000        827,121
----------------------------------------------------------------------------------------------------
 Anthem, Inc., 4.875% Unsub. Nts., 8/1/05                                    420,000        437,833
----------------------------------------------------------------------------------------------------
 AOL Time Warner, Inc., 6.15% Nts., 5/1/07                                   560,000        613,535
----------------------------------------------------------------------------------------------------
 AT&T Corp., 5.625% Nts., 3/15/04                                            475,000        485,014
----------------------------------------------------------------------------------------------------
 Bank of America Corp., 3.875% Nts., 1/15/08 2                               500,000        501,969
----------------------------------------------------------------------------------------------------
 Bank of New York Co., Inc. (The), 3.75% Nts., 2/15/08                       470,000        469,888
----------------------------------------------------------------------------------------------------
 Bristol-Myers Squibb Co., 4.75% Nts., 10/1/06                               875,000        915,645
----------------------------------------------------------------------------------------------------
 Cardinal Health, Inc., 4.45% Nts., 6/30/05                                  370,000        384,392
----------------------------------------------------------------------------------------------------
 CIT Group, Inc., 4.125% Sr. Nts., 2/21/06                                   900,000        923,946
----------------------------------------------------------------------------------------------------
 Citigroup, Inc., 3.50% Nts., 2/1/08                                         800,000        790,310
----------------------------------------------------------------------------------------------------
 Citizens Communications Co.:
 6.375% Sr. Unsec. Unsub. Nts., 8/15/04                                      500,000        523,005
 7.625% Sr. Unsub. Nts., 8/15/08                                             515,000        587,243
----------------------------------------------------------------------------------------------------
 Clear Channel Communications, Inc., 4.625% Sr. Unsec. Nts., 1/15/08         875,000        889,402
----------------------------------------------------------------------------------------------------
 Conoco, Inc., 5.90% Sr. Unsec. Nts., 4/15/04                                610,000        627,064
----------------------------------------------------------------------------------------------------
 Countrywide Home Loans, Inc., 5.50% Nts., Series K, 2/1/07 2                635,000        672,752
----------------------------------------------------------------------------------------------------
 Credit Suisse First Boston Inc. (USA), 5.75% Nts., 4/15/07                  600,000        645,706
----------------------------------------------------------------------------------------------------
 DaimlerChrysler NA Holding Corp., 3.40% Nts., Series D, 12/15/04 2          860,000        867,176
----------------------------------------------------------------------------------------------------
 Diageo plc Nts., 1.33%, 1/6/04 6                                          1,015,000      1,007,798
----------------------------------------------------------------------------------------------------
 Dominion Resources, Inc., 3.875% Nts., 1/15/04                              420,000        423,341
----------------------------------------------------------------------------------------------------
 DTE Energy Co., 6.45% Sr. Unsub. Nts., 6/1/06                               615,000        662,796
----------------------------------------------------------------------------------------------------
 EOP Operating LP, 7.75% Unsec. Nts., 11/15/07                               390,000        443,828
----------------------------------------------------------------------------------------------------
 FleetBoston Financial Corp., 4.20% Nts., 11/30/07                           430,000        438,126
----------------------------------------------------------------------------------------------------
 Fred Meyer, Inc., 7.375% Sr. Nts., 3/1/05                                   630,000        674,032
----------------------------------------------------------------------------------------------------
 General Mills, Inc., 3.875% Nts., 11/30/07                                  515,000        517,177
----------------------------------------------------------------------------------------------------
 General Motors Nova Scotia Finance Co., 6.85% Nts., 10/15/08              1,205,000      1,219,598
----------------------------------------------------------------------------------------------------
 Goldman Sachs Group, Inc. (The), 4.125% Nts., 1/15/08 2                   1,000,000      1,006,790
----------------------------------------------------------------------------------------------------
 GTE North, Inc., 6.40% Debs., Series E, 2/15/05                             605,000        643,742


    13 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS  Continued

                                                                           Principal  Market Value
                                                                              Amount    See Note 1
----------------------------------------------------------------------------------------------------
 Corporate Bonds and Notes Continued

 Hertz Corp. (The), 6.50% Sr. Nts., 5/15/06 2                            $ 1,215,000    $ 1,252,268
----------------------------------------------------------------------------------------------------
 Household Finance Corp., 6.50% Unsec. Nts., 1/24/06                         515,000        559,056
----------------------------------------------------------------------------------------------------
 Ingersoll-Rand Co., 5.80% Sr. Unsec. Nts., 6/1/04                         1,000,000      1,031,956
----------------------------------------------------------------------------------------------------
 J.P. Morgan Chase & Co., 4% Nts., 2/1/08                                    800,000        803,628
----------------------------------------------------------------------------------------------------
 John Hancock Global Funding II, 5% Nts., 7/27/07 3                          760,000        796,803
----------------------------------------------------------------------------------------------------
 KeyCorp, 8% Sub. Nts., 7/1/04                                               595,000        625,612
----------------------------------------------------------------------------------------------------
 Kroger Co. (The), 7.625% Sr. Nts., 9/15/06                                  460,000        513,549
----------------------------------------------------------------------------------------------------
 Marsh & McLennan Cos., Inc., 3.625% Nts., 2/15/08                         1,130,000      1,120,913
----------------------------------------------------------------------------------------------------
 MBNA Corp., 5.625% Nts., 11/30/07                                           500,000        521,006
----------------------------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc., 4% Nts., Series B, 11/15/07                      410,000        410,105
----------------------------------------------------------------------------------------------------
 Midamerican Energy Holdings Co., 4.625% Sr. Nts., 10/1/07                   910,000        921,585
----------------------------------------------------------------------------------------------------
 Monumental Global Funding II, 3.85% Nts., 3/3/08 3                        1,120,000      1,115,164
----------------------------------------------------------------------------------------------------
 News America, Inc., 6.625% Sr. Nts., 1/9/08                                 443,000        487,781
----------------------------------------------------------------------------------------------------
 Nisource Finance Corp., 7.625% Sr. Unsec. Nts., 11/15/05                    603,000        662,907
----------------------------------------------------------------------------------------------------
 PNC Bank NA, 7.875% Sub. Nts., 4/15/05 2                                    580,000        632,716
----------------------------------------------------------------------------------------------------
 Progress Energy, Inc.:
 6.55% Sr. Unsec. Nts., 3/1/04                                               455,000        465,674
 6.75% Sr. Nts., 3/1/06                                                      465,000        504,557
----------------------------------------------------------------------------------------------------
 Raytheon Co., 5.70% Sr. Unsec. Nts., 11/1/03                                620,000        622,664
----------------------------------------------------------------------------------------------------
 Sears Roebuck & Co., 6.25% Nts., 1/15/04 2                                  620,000        626,739
----------------------------------------------------------------------------------------------------
 Sears Roebuck Acceptance Corp., 3.03% Nts., Series VII, 2/25/04 4           390,000        393,042
----------------------------------------------------------------------------------------------------
 Shopping Center Associates, 6.75% Sr. Unsec. Nts., 1/15/04 3                178,000        181,373
----------------------------------------------------------------------------------------------------
 Sprint Capital Corp., 5.70% Sr. Nts., 11/15/03                              710,000        713,918
----------------------------------------------------------------------------------------------------
 Target Corp., 5.40% Nts., 10/1/08                                           755,000        801,892
----------------------------------------------------------------------------------------------------
 Teachers Insurance & Annuity Association Global Markets,
 3.875% Sr. Unsec. Nts., 1/22/08 3                                         1,750,000      1,754,146
----------------------------------------------------------------------------------------------------
 Time Warner, Inc., 7.975% Nts., 8/15/04                                   1,025,000      1,076,404
----------------------------------------------------------------------------------------------------
 Verizon Wireless, Inc., 5.375% Unsub. Nts., 12/15/06                        860,000        913,055
----------------------------------------------------------------------------------------------------
 Viacom, Inc., 6.40% Sr. Nts., 1/30/06 2                                     675,000        732,500
----------------------------------------------------------------------------------------------------
 Vodafone Group plc, 3.95% Unsec. Nts., 1/30/08                              860,000        861,182
----------------------------------------------------------------------------------------------------
 Walt Disney Co. (The), 6.75% Sr. Nts., 3/30/06                              400,000        435,809
----------------------------------------------------------------------------------------------------
 Washington Mutual, Inc., 4.375% Nts., 1/15/08                               515,000        521,352
----------------------------------------------------------------------------------------------------
 Wyeth, 5.875% Nts., 3/15/04                                                 380,000        388,860
                                                                                       -------------
 Total Corporate Bonds and Notes (Cost $41,452,034)                                      42,072,478


    14 | OPPENHEIMER REAL ASSET FUND

                                                                           Principal  Market Value
                                                                              Amount    See Note 1
----------------------------------------------------------------------------------------------------
 Structured Notes--29.2%

 AIG Goldman Sachs Commodity Index Total Return Linked Nts.,
 1.228%, 1/22/04 8                                                       $11,000,000   $ 12,835,818
----------------------------------------------------------------------------------------------------
 Bank of New York (The), Core Investment Grade Bond Trust I,
 Pass-Through Certificates, Series 2002-1, 4.727% 11/30/07                 9,700,000      9,857,092
----------------------------------------------------------------------------------------------------
 Business Development Bank of Canada:
 Goldman Sachs Commodity Index Excess Return Linked Nts.,
 1.20%, 11/20/03 8                                                         9,500,000     17,501,850
 Goldman Sachs Commodity Index Non Energy Excess Return Linked Nts.,
 1.10%, 4/23/04 8                                                          3,000,000      3,700,500
----------------------------------------------------------------------------------------------------
 Cargill Financial Services Corp.:
 Goldman Sachs Commodity Index Total Return Linked Nts., 1.54%, 2/26/04 8 17,000,000     28,811,758
 Goldman Sachs Commodity Index Total Return Linked Nts., 1.57%, 3/22/04 8  9,000,000     15,253,768
----------------------------------------------------------------------------------------------------
 Koch Supply & Trading LP, Goldman Sachs Energy Total Return
 Linked Nts., 1.09%, 4/30/04 4                                             4,000,000      5,613,508
----------------------------------------------------------------------------------------------------
 Sempra Energy Trading Corp., Goldman Sachs Commodity Index
 Total Return Linked Nts., 1.17%, 6/9/04 4,8                               5,500,000      5,904,800
                                                                                       -------------
 Total Structured Notes (Cost $68,918,071)                                               99,479,094

                                                   Date        Strike      Contracts
----------------------------------------------------------------------------------------------------
 Options Purchased--0.0%

 Live Cattle Futures, 10/31/03 Call 7,9         10/3/03           $80             62         96,720
 Live Cattle Futures, 10/31/03 Call 7,9         10/3/03            82             30         28,800
                                                                                       -------------
 Total Options Purchased (Cost $36,445)                                                     125,520

                                                                           Principal
                                                                              Amount
----------------------------------------------------------------------------------------------------
 Joint Repurchase Agreements--40.1% 10

 Undivided interest of 22.88% in joint repurchase agreement
 (Principal Amount/Market Value $174,849,000, with a maturity value of $174,868,622) with PaineWebber, Inc., 1.01%, dated 8/29/03, to be repurchased at $40,004,489 on 9/2/03, collateralized by Federal
 National Mortgage Assn., 5%--6%, 4/1/18--3/1/33, with a value
 of $178,650,471                                                         $40,000,000     40,000,000
----------------------------------------------------------------------------------------------------
 Undivided interest of 24.89% in joint repurchase agreement
 (Principal Amount/Market Value $388,120,000, with a maturity value of $388,162,693) with Zions Bank/Capital Markets Group, 0.99%, dated
 8/29/03, to be repurchased at $96,622,627 on 9/2/03, collateralized by
 U.S. Treasury Nts., 2.375%--2.75%, 10/31/03--8/15/06, with a value of
 $336,611,159 and U.S. Treasury Bills, 11/28/03--2/5/04, with a value
 of $60,243,636                                                           96,612,000     96,612,000
                                                                                       -------------

 Total Joint Repurchase Agreements (Cost $136,612,000)                                  136,612,000

----------------------------------------------------------------------------------------------------
 Total Investments, at Value (Cost $405,082,557)                               127.4%   433,530,401
----------------------------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                                         (27.4)   (93,280,274)
                                                                         ---------------------------
 Net Assets                                                                    100.0%  $340,250,127
                                                                         ===========================


    15 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF INVESTMENTS  Continued


Footnotes to Statement of Investments
1. Identifies issues considered to be illiquid. See Note 7 of Notes to Financial Statements.
2. Securities with an aggregate market value of $19,031,684 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.
3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $5,432,002 or 1.60% of the Fund's net assets as of August 31, 2003.
4. Represents the current interest rate for a variable or increasing rate security.
5. When-issued security to be delivered and settled after August 31, 2003. See
Note 1 of Notes to Financial Statements.
6. Zero coupon bond reflects effective yield on the date of purchase.
7. Non-income producing security.
8. Security is linked to the Goldman Sachs Commodity Index. The index currently contains multiple commodities from the sectors of energy, metals and agricultural products. Individual components qualify for the inclusion in the index based on liquidity and are weighted by their respective world production quantities.
9. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                 Contracts  Expiration   Exercise     Premium  Market Value
 Calls                     Subject to Call       Dates      Price    Received    See Note 1
---------------------------------------------------------------------------------------------
 Cocoa Futures, 12/12/03                25      9/5/03       $600     $ 4,406      $ 40,500
 Crude Oil Futures, 9/22/03             75     9/17/03         34      13,469        12,750
                                                                      -----------------------
                                                                       17,875        53,250
                                                                      -----------------------

                                 Contracts
 Puts                       Subject to Put
---------------------------------------------------------------------------------------------
 Coffee Futures, 12/17/03               30     9/12/03         60      10,013         3,938
 Live Cattle Futures, 10/31/03          62     10/3/03         72      19,407         4,340
 Live Cattle Futures, 10/31/03          30     10/3/03         74       4,687         2,400
 Wheat Futures, 12/12/03                50     9/26/03        350       3,563         3,750
                                                                      -----------------------
                                                                       37,670        14,428
                                                                      -----------------------
                                                                      $55,545       $67,678
                                                                      =======================

10. The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

See accompanying Notes to Financial Statements.


    16 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES  August 31, 2003



----------------------------------------------------------------------------------------------------
 Assets

 Investments, at value (including cost and market value of $136,612,000 in
 repurchase agreements)(cost $405,082,557)--see accompanying statement                $433,530,401
----------------------------------------------------------------------------------------------------
 Cash                                                                                      254,429
----------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                                      5,036,718
 Interest and principal paydowns                                                         2,508,180
 Futures margins                                                                           324,713
 Other                                                                                       2,038
                                                                                      --------------
 Total assets                                                                          441,656,479

----------------------------------------------------------------------------------------------------
 Liabilities

 Options written, at value (premiums received $55,545)--see accompanying statement          67,678
----------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased on a when-issued basis                                          100,148,330
 Shares of beneficial interest redeemed                                                    905,340
 Distribution and service plan fees                                                        120,025
 Transfer and shareholder servicing agent fees                                              70,965
 Shareholder reports                                                                        42,504
 Trustees' compensation                                                                      2,316
 Other                                                                                      49,194
                                                                                      --------------
 Total liabilities                                                                     101,406,352

----------------------------------------------------------------------------------------------------
 Net Assets                                                                           $340,250,127
                                                                                      ==============

----------------------------------------------------------------------------------------------------
 Composition of Net Assets

 Par value of shares of beneficial interest                                           $     45,325
----------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                            329,843,769
----------------------------------------------------------------------------------------------------
 Undistributed net investment income                                                        73,631
----------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions                              (21,532,593)
----------------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                             31,819,995
                                                                                      --------------
 Net Assets                                                                           $340,250,127
                                                                                      ==============


    17 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued



---------------------------------------------------------------------------------------------------------------
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $238,827,846 and 31,805,451 shares of beneficial interest outstanding)                                 $7.51
 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)        $7.97
---------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $37,588,537
 and 5,004,399 shares of beneficial interest outstanding)                                               $7.51
---------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $36,531,240
 and 4,883,385 shares of beneficial interest outstanding)                                               $7.48
---------------------------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,578,381
 and 210,558 shares of beneficial interest outstanding)                                                 $7.50
---------------------------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net
 assets of $25,724,123 and 3,421,442 shares of beneficial interest outstanding)                         $7.52


 See accompanying Notes to Financial Statements.


    18 | OPPENHEIMER REAL ASSET FUND

STATEMENT OF OPERATIONS  For the Year Ended August 31, 2003



-------------------------------------------------------------------------------------------------
 Investment Income

 Interest                                                                          $ 5,213,477

------------------------------------------------------------------------------------------------
 Expenses

 Management fees                                                                     2,612,422
------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                               468,770
 Class B                                                                               320,657
 Class C                                                                               256,957
 Class N                                                                                 4,987
------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                               444,775
 Class B                                                                               136,005
 Class C                                                                                98,388
 Class N                                                                                 3,130
 Class Y                                                                                 9,141
------------------------------------------------------------------------------------------------
 Shareholder reports                                                                    38,000
------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                 11,995
------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                             6,883
------------------------------------------------------------------------------------------------
 Other                                                                                  61,503
                                                                                   -------------
 Total expenses                                                                      4,473,613
 Less reduction to custodian expenses                                                   (6,883)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class B       (25,505)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class C        (9,593)
 Less voluntary waiver of transfer and shareholder servicing agent fees--Class N        (1,981)
                                                                                   -------------
 Net expenses                                                                        4,429,651


------------------------------------------------------------------------------------------------
 Net Investment Income                                                                 783,826

------------------------------------------------------------------------------------------------
 Realized and Unrealized Gain

 Net realized gain on:
 Investments (including premiums on options exercised)                              13,135,907
 Closing of futures contracts                                                       14,638,016
 Closing and expiration of option contracts written                                  1,293,512
                                                                                   -------------
 Net realized gain                                                                  29,067,435
------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation on:
 Investments                                                                        20,781,346
 Futures contracts                                                                     491,022
                                                                                   -------------
 Net change in unrealized appreciation                                              21,272,368

------------------------------------------------------------------------------------------------
 Net Increase in Net Assets Resulting from Operations                              $51,123,629
                                                                                   =============

 See accompanying Notes to Financial Statements


    19 | OPPENHEIMER REAL ASSET FUND

STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended August 31,                                                                2003            2002
------------------------------------------------------------------------------------------------------------
 Operations

 Net investment income                                                        $    783,826    $  6,892,992
------------------------------------------------------------------------------------------------------------
 Net realized gain (loss)                                                       29,067,435     (37,404,463)
------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                                          21,272,368      24,930,588
                                                                              ------------------------------
 Net increase (decrease) in net assets resulting from operations                51,123,629      (5,580,883)

------------------------------------------------------------------------------------------------------------
 Dividends and/or Distributions to Shareholders

 Dividends from net investment income:
 Class A                                                                        (1,303,888)     (6,637,082)
 Class B                                                                           (43,213)     (1,035,243)
 Class C                                                                           (29,456)       (597,787)
 Class N                                                                            (6,191)         (6,068)
 Class Y                                                                          (148,718)       (146,188)

------------------------------------------------------------------------------------------------------------
 Beneficial Interest Transactions


 Net increase in net assets resulting from beneficial interest transactions:
 Class A                                                                        54,035,053      41,724,285
 Class B                                                                         7,287,354       5,578,210
 Class C                                                                        15,042,430       6,731,211
 Class N                                                                         1,134,147         244,031
 Class Y                                                                        14,764,802       5,076,876

------------------------------------------------------------------------------------------------------------
 Net Assets

 Total increase                                                                141,855,949      45,351,362
------------------------------------------------------------------------------------------------------------
 Beginning of period                                                           198,394,178     153,042,816
                                                                              ------------------------------
 End of period [including undistributed net investment income
 of $73,631 and $755,471, respectively]                                       $340,250,127    $198,394,178
                                                                              ==============================


 See accompanying Notes to Financial Statements.


    20 | OPPENHEIMER REAL ASSET FUND

FINANCIAL HIGHLIGHTS


 Class A  Year Ended August 31,                       2003         2002           2001         2000           1999
---------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                $6.15        $6.93          $8.18        $5.74          $5.81
---------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 .03          .29            .45          .32            .20
 Net realized and unrealized gain (loss)              1.38         (.71)         (1.21)        2.40            .09
                                                     ----------------------------------------------------------------
 Total from investment operations                     1.41         (.42)          (.76)        2.72            .29
---------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 (.05)        (.36)          (.43)        (.28)          (.36)
 Distributions from net realized gain                   --           --           (.06)          --             --
                                                     ----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (.05)        (.36)          (.49)        (.28)          (.36)
---------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $7.51        $6.15          $6.93        $8.18          $5.74
                                                     ================================================================

---------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                  23.08%       (5.54)%        (9.83)%      48.55%          6.50%

---------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)         $238,828     $148,319       $117,331     $161,547       $109,328
---------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                $193,837     $115,458       $139,631     $126,143       $ 66,106
---------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                0.46%        4.73%          5.73%        4.81%          3.73%
 Total expenses                                       1.49% 3      1.68% 3,4      1.51% 3      1.50% 3        1.82% 3
---------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                61%          49%           105%          93%            86%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.
4. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.


    21 | OPPENHEIMER REAL ASSET FUND

FINANCIAL HIGHLIGHTS  Continued


 Class B  Year Ended August 31,                       2003         2002           2001         2000           1999
---------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                $6.16        $6.95          $8.20        $5.75          $5.76
---------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                         (.04)         .23            .40          .27            .16
 Net realized and unrealized gain (loss)              1.40         (.70)         (1.22)        2.40            .10
                                                     ----------------------------------------------------------------
 Total from investment operations                     1.36         (.47)          (.82)        2.67            .26
---------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 (.01)        (.32)          (.37)        (.22)          (.27)
 Distributions from net realized gain                   --           --           (.06)          --             --
                                                     ----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (.01)        (.32)          (.43)        (.22)          (.27)
---------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $7.51        $6.16          $6.95        $8.20          $5.75
                                                     ================================================================

---------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                  22.12%       (6.38)%       (10.49)%      47.44%          5.75%

---------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)          $37,589      $24,738        $21,321      $27,156        $18,690
---------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $32,101      $20,032        $26,295      $21,416        $15,454
---------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income (loss)                        (0.41)%       4.10%          4.99%        4.03%          2.95%
 Total expenses                                       2.44%        2.45%          2.27%        2.27%          2.58%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                   2.36%         N/A 3,4        N/A 3        N/A 3          N/A 3
---------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                61%          49%           105%          93%            86%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.
4. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.


    22 | OPPENHEIMER REAL ASSET FUND

 Class C  Year Ended August 31,                       2003         2002           2001         2000           1999
---------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                $6.14        $6.93          $8.17        $5.73          $5.76
---------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income (loss)                         (.03)         .23            .41          .27            .15
 Net realized and unrealized gain (loss)              1.38         (.70)         (1.22)        2.39            .11
                                                     ----------------------------------------------------------------
 Total from investment operations                     1.35         (.47)          (.81)        2.66            .26
---------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 (.01)        (.32)          (.37)        (.22)          (.29)
 Distributions from net realized gain                   --           --           (.06)          --             --
                                                     ----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (.01)        (.32)          (.43)        (.22)          (.29)
---------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $7.48        $6.14          $6.93        $8.17          $5.73
                                                     ================================================================

---------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                  22.04%       (6.39)%       (10.43)%      47.43%          5.68%

---------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)          $36,531      $18,115        $12,588      $20,256        $15,965
---------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $25,746      $11,771        $16,165      $16,536        $10,477
---------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income (loss)                        (0.43)%       3.99%          4.95%        4.03%          2.96%
 Total expenses                                       2.40%        2.45%          2.26%        2.27%          2.58%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                   2.36%         N/A 3,4        N/A 3        N/A 3          N/A 3
---------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                61%          49%           105%          93%            86%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Reduction to custodian expenses less than 0.01%.
4. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.


    23 | OPPENHEIMER REAL ASSET FUND

FINANCIAL HIGHLIGHTS  Continued


 Class N  Year Ended August 31,                                    2003           2002         2001 1
------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                             $6.15          $6.99        $7.67
------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                              .07            .30          .22
 Net realized and unrealized gain (loss)                           1.36           (.78)        (.73)
                                                                  ------------------------------------
 Total from investment operations                                  1.43           (.48)        (.51)
------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                              (.08)          (.36)        (.17)
 Distributions from net realized gain                                --             --           --
                                                                  ------------------------------------
 Total dividends and/or distributions to shareholders              (.08)          (.36)        (.17)
------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                   $7.50          $6.15        $6.99
                                                                  ====================================

------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 2                               23.63%         (6.47)%      (6.75)%

------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)                        $1,578           $314          $61
------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                               $1,001           $146          $14
------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment income                                             0.27%          3.57%        5.95%
 Total expenses                                                    1.83%          1.94%        1.88%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                                1.63%           N/A 4,5      N/A 4
------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                             61%            49%         105%

1. For the period from March 1, 2001 (inception of offering) to August 31, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
3. Annualized for periods of less than one full year.
4. Reduction to custodian expenses less than 0.01%.
5. Voluntary waiver of transfer agent fees less than 0.01%.

See accompanying Notes to Financial Statements.


    24 | OPPENHEIMER REAL ASSET FUND

 Class Y  Year Ended August 31,                       2003         2002           2001         2000           1999
---------------------------------------------------------------------------------------------------------------------
 Per Share Operating Data

 Net asset value, beginning of period                $6.15        $6.94          $8.16        $5.72          $5.81
---------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                 .06          .32            .25          .36            .20
 Net realized and unrealized gain (loss)              1.39         (.73)          (.95)        2.38            .10
                                                     ----------------------------------------------------------------
 Total from investment operations                     1.45         (.41)          (.70)        2.74            .30
---------------------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Dividends from net investment income                 (.08)        (.38)          (.46)        (.30)          (.39)
 Distributions from net realized gain                   --           --           (.06)          --             --
                                                     ----------------------------------------------------------------
 Total dividends and/or distributions
 to shareholders                                      (.08)        (.38)          (.52)        (.30)          (.39)
---------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                      $7.52        $6.15          $6.94        $8.16          $5.72
                                                     ================================================================

---------------------------------------------------------------------------------------------------------------------
 Total Return, at Net Asset Value 1                  23.69%       (5.36)%        (9.21)%      49.20%          6.77%

---------------------------------------------------------------------------------------------------------------------
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)          $25,724       $6,908         $1,741           $1             $1
---------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                 $15,755       $3,420         $  868           $1             $1
---------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 2
 Net investment income                                0.83%        3.95%          6.46%        5.28%          3.88%
 Total expenses                                       1.08%        1.27%          1.38% 3      1.09%          1.68%
 Expenses after expense reimbursement
 or fee waiver and reduction to
 custodian expenses                                    N/A 4       1.26%          1.17%         N/A 4          N/A 4
---------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                61%          49%           105%          93%            86%

1. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
2. Annualized for periods of less than one full year.
3. Added since August 31, 2001 to reflect expenses before reduction to custodian expenses and voluntary waiver of transfer agent fees.
4. Reduction to custodian expenses less than 0.01%.

See accompanying Notes to Financial Statements.


    25 | OPPENHEIMER REAL ASSET FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. Significant Accounting Policies
 Oppenheimer Real Asset Fund (the Fund) is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Advisor). The Sub-Advisor is Oppenheimer Real Asset Management, Inc. (the Manager), a wholly owned subsidiary of the Advisor.
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities traded on NASDAQ are valued based on the closing price provided by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
 Structured Notes. The Fund invests in commodity-linked structured notes whose market values and redemption prices are linked to commodity indices. The structured notes are leveraged, which increases the Fund's exposure to changes in prices of the overall commodities' markets and increases volatility of each note's market value relative to the change in the underlying commodity prices. Fluctuations in value of these securities related to the commodity exposure are recorded as unrealized gains and losses in the accompanying financial statements. The Fund records a realized gain or loss when a structured note is sold or matures. As of August 31, 2003, the market value of these

    26 | OPPENHEIMER REAL ASSET FUND
 securities comprised 26.3% of the Fund's net assets, and resulted in unrealized gains of $30,622,002. The Fund also hedges a portion of the commodity exposure generated by these securities, as discussed in Note 5.
--------------------------------------------------------------------------------
 Securities on a When-Issued Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends six months or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of August 31, 2003, the Fund had entered into when-issued purchase commitments of $100,148,330.
    In connection with its ability to purchase securities on a when-issued basis, the Fund may enter into forward roll transactions with respect to mortgage-related securities. Forward roll transactions require the sale of securities for delivery in the current month, and a simultaneous agreement with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The forward roll may not extend for a period of greater than one year. The Fund records the incremental difference between the forward purchase and sale of each forward roll as interest income.
    Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities to what was sold to the counterparty at redelivery; counterparty credit risk; and the potential pay down speed variance between the mortgage-related pools.
--------------------------------------------------------------------------------
 Joint Repurchase Agreements. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated funds advised by the Manager, may transfer uninvested cash balances into joint trading accounts on a daily basis. Secured by U.S. government securities, these balances are invested in one or more repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. In the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


   27 | OPPENHEIMER REAL ASSET FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1. Significant Accounting Policies Continued
 Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders, therefore, no federal income or excise tax provision is required.

 The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of investment for federal income tax purposes.
                                                                  Net Unrealized
                                                                    Appreciation
       Undistributed   Undistributed   Accumulated              Based on Cost of
       Net Investment      Long-Term          Loss        Securities for Federal
       Income                   Gain   Carryforward 1,2      Income Tax Purposes
       -------------------------------------------------------------------------
       $73,634           $12,368,123    $30,622,002                  $28,541,282

 1. During the fiscal year ended August 31, 2003, the Fund utilized $27,556,670 of capital loss carryforward to offset capital gains realized in that fiscal year. During the fiscal year ended August 31, 2002, the Fund did not utilize any capital loss carryforwards.
 2. The Fund had $30,622,002 of straddle losses which were deferred.

 Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund. Accordingly, the following amounts have been reclassified for August 31, 2003. Net assets of the Fund were unaffected by the reclassifications.

                 To                    To                            Net
                 Ordinary         Capital      Tax Return     Investment
                 Income             Loss 3     of Capital           Loss
                 -------------------------------------------------------
                 $65,800      $5,999,155             $--             $--

3. $5,933,355, all of which was long-term capital gain, was distributed in connection with Fund share redemptions.

 The tax character of distributions paid during the years ended August 31, 2003 and August 31, 2002 was as follows:
                                           Year Ended        Year Ended
                                      August 31, 2003   August 31, 2002
                 -------------------------------------------------------
                 Distributions paid from:
                 Ordinary income           $1,531,466        $8,422,368

 The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investments for federal income tax purposes as of August 31, 2003 are noted below. The primary difference between book and tax appreciation or depreciation of investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

   28 | OPPENHEIMER REAL ASSET FUND

                 Federal tax cost                $408,361,270
                                                 ============

                 Gross unrealized appreciation   $ 32,761,508
                 Gross unrealized depreciation     (4,220,226)
                                                 ------------
                 Net unrealized appreciation     $ 28,541,282
                                                 ============

--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. Income distributions, if any, are declared and paid quarterly. Capital gain distributions, if any, are declared and paid annually.
--------------------------------------------------------------------------------
 Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
--------------------------------------------------------------------------------
 Expense Offset Arrangement. The reduction of custodian fees represents earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
 Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                  Year Ended August 31, 2003          Year Ended August 31, 2002
                                  Shares              Amount          Shares              Amount
------------------------------------------------------------------------------------------------
 Class A
 Sold                         34,470,741        $240,879,466      16,431,339         $94,218,844
 Dividends and/or
 distributions reinvested        182,879           1,164,613       1,026,928           5,891,961
 Redeemed                    (26,972,700)       (188,009,026)    (10,253,038)        (58,386,520)
                             -------------------------------------------------------------------
 Net increase                  7,680,920        $ 54,035,053       7,205,229         $41,724,285
                             ===================================================================


   29 | OPPENHEIMER REAL ASSET FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest Continued

                                  Year Ended August 31, 2003          Year Ended August 31, 2002
                                  Shares              Amount          Shares              Amount
------------------------------------------------------------------------------------------------
 Class B
 Sold                          4,589,002         $32,275,935       1,958,303         $11,475,012
 Dividends and/or
 distributions reinvested          6,070              38,017         156,457             898,572
 Redeemed                     (3,603,595)        (25,026,598)     (1,167,837)         (6,795,374)
                            --------------------------------------------------------------------
 Net increase                    991,477         $ 7,287,354         946,923         $ 5,578,210
                            ====================================================================

------------------------------------------------------------------------------------------------
 Class C
 Sold                          6,300,352         $44,752,722       1,879,522         $11,031,078
 Dividends and/or
 distributions reinvested          3,715              23,258          89,916             516,091
 Redeemed                     (4,370,436)        (29,733,550)       (836,564)         (4,815,958)
                            --------------------------------------------------------------------
 Net increase                  1,933,631         $15,042,430       1,132,874         $ 6,731,211
                            ====================================================================

------------------------------------------------------------------------------------------------
 Class N
 Sold                            310,503          $2,241,096          50,337         $   291,021
 Dividends and/or
 distributions reinvested          1,012               6,180           1,062               6,021
 Redeemed                       (151,980)         (1,113,129)         (9,144)            (53,011)
                            --------------------------------------------------------------------
 Net increase                    159,535          $1,134,147          42,255         $   244,031
                            ====================================================================

------------------------------------------------------------------------------------------------
 Class Y
 Sold                          3,474,505         $22,981,857       1,068,259         $ 6,188,944
 Dividends and/or
 distributions reinvested          8,593              56,004           9,822              55,984
 Redeemed                     (1,184,394)         (8,273,059)       (206,298)         (1,168,052)
                            --------------------------------------------------------------------
 Net increase                  2,298,704         $14,764,802         871,783         $ 5,076,876
                            ====================================================================


--------------------------------------------------------------------------------
 3. Purchases and Sales of Securities
 The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended August 31, 2003, were $148,709,751 and $104,210,151, respectively.

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates
 Management Fees. Management fees paid to the Advisor were in accordance with the investment advisory agreement with the Fund which provides for a fee at an annual rate of 1.00% of the first $200 million of average annual net assets, 0.90% of the next $200 million, 0.85% of the next $200 million, 0.80% of the next $200 million, and 0.75% of net assets in excess of $800 million. Under the sub-advisory agreement, the Advisor pays the Sub-Advisor the following annual fees: 0.50% of the first $200 million of average annual net assets, 0.45% of the next $200 million, 0.425% of the next $200 million, 0.40% of the next $200 million, and 0.375% of the net assets in excess of $800 million.



 30 | OPPENHEIMER REAL ASSET FUND

--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the year ended August 31, 2003, the Fund paid $648,379 to OFS for services to the Fund.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% of average annual net assets for all classes. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                     Aggregate         Class A   Concessions      Concessions     Concessions      Concessions
                     Front-End       Front-End    on Class A       on Class B      on Class C       on Class N
                 Sales Charges   Sales Charges        Shares           Shares          Shares           Shares
                    on Class A     Retained by   Advanced by      Advanced by     Advanced by      Advanced by
 Year Ended             Shares     Distributor   Distributor 1    Distributor 1   Distributor 1    Distributor 1
----------------------------------------------------------------------------------------------------------------
 August 31, 2003    $1,126,335        $247,269       $34,354         $608,727        $263,216          $17,284

 1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                           Class A       Class B        Class C        Class N
                        Contingent    Contingent     Contingent     Contingent
                          Deferred      Deferred       Deferred       Deferred
                     Sales Charges Sales Charges  Sales Charges  Sales Charges
                       Retained by   Retained by    Retained by    Retained by
 Year Ended            Distributor   Distributor    Distributor    Distributor
------------------------------------------------------------------------------
 August 31, 2003            $2,073      $161,081        $56,886        $10,057


--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A Shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended August 31, 2003, expense under the Class A Plan totaled $468,770, all of which were paid by the Distributor to recipients, which included $395 retained by the Distributor and $7,126 which was paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.



   31 | OPPENHEIMER REAL ASSET FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 4. Fees and Other Transactions with Affiliates Continued
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended August 31, 2003, were as follows:

                                                                                   Distributor's
                                                               Distributor's           Aggregate
                                                                   Aggregate        Unreimbursed
                                                                Unreimbursed       Expenses as %
                          Total Payments     Amount Retained        Expenses       of Net Assets
                              Under Plan      by Distributor      Under Plan            of Class
-------------------------------------------------------------------------------------------------
 Class B Plan                   $320,657            $258,672      $2,006,059                5.34%
 Class C Plan                    256,957             125,406         593,017                1.62
 Class N Plan                      4,987               4,099          42,261                2.68


--------------------------------------------------------------------------------
 5. Futures Contracts
 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a negotiated price on a stipulated future date. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures", debt securities "interest rate futures" and various commodities "commodity index futures" inherent in the Fund's holdings of structured notes. The Fund may also buy or write put or call options on these futures contracts.
    The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities, decreases in market value of portfolio securities, or decreases in commodity prices. The Fund may also purchase futures contracts without owning the underlying fixed-income security as an efficient or cost effective means to gain exposure to changes in interest rates, commodity prices or market indices. The Fund will then either purchase the underlying fixed-income security or close out the futures contract.
    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable or payable for the daily mark to market for variation


   32 | OPPENHEIMER REAL ASSET FUND
 margin. Realized gains and losses are reported on the Statement of Operations as closing and expiration of futures contracts.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

 As of August 31, 2003, the Fund had outstanding futures contracts as follows:

                                                                                     Unrealized
                                    Expiration   Number of     Valuation as of      Appreciation
 Contract Description                    Dates   Contracts     August 31, 2003    (Depreciation)
------------------------------------------------------------------------------------------------
 Contracts to Purchase
 Agriculture
 Corn                                 12/12/03         502       $  6,067,925         $  525,630
 Cotton #2                             12/5/03          44          1,301,960             29,995
 Soybean                               1/14/04         690         20,372,250            431,344
 Wheat                       12/12/03-12/19/03         501          9,511,650            536,596
 Energy
 Brent Crude Oil                      10/16/03         548         16,018,040             58,955
 Crude Oil                             9/22/03         961         30,338,770            272,386
 Gas Oil                              10/10/03         197          5,013,650            112,511
 Heating Oil                           9/30/03         264          9,162,014             16,924
 Natural Gas                           9/26/03         274         12,962,940           (182,358)
 Unleaded Gasoline                     9/30/03         272         10,603,757            346,715
 Livestock
 Feeder Cattle                        10/30/03          25          1,174,063             47,094
 Lean Hogs                            10/15/03         171          3,746,610              9,529
 Live Cattle                          10/31/03          39          1,292,460            128,554
 Industrial Metals
 Copper                               12/29/03         152          3,079,900              2,305
 London Metals Exchange
  Aluminum High Grade                 10/15/03          74          2,649,663            (17,915)
 London Metals Exchange Lead          10/14/03          23            290,663             (6,011)
 London Metals Exchange
  Nickel                     10/15/03-12/17/03          30          1,688,850             30,488
 Precious Metals
 Gold 100 oz.                         12/29/03          26            979,680             40,762
 Platinum                             10/28/03          12            425,160              9,015
 Softs
 Cocoa                                12/12/03          79          1,391,190            240,404
 Sugar #11                             9/30/03         123            866,510            (53,684)
                                                                                      -----------
                                                                                       2,579,239
                                                                                      -----------
 Contracts to Sell
 Agriculture
 Soybean                              11/14/03         562         16,550,900           (345,700)
 Wheat                                 3/12/04          50            970,625            (10,812)
 Livestock
 Feeder Cattle                        12/31/03          15            485,700            (14,550)
 Industrial Metals
 London Metals Exchange Zinc          12/17/03          37            764,050              4,486
 Precious Metals
 Silver                               12/29/03          25            641,500            (16,594)
 Softs
 Coffee, Cl. C                        12/17/03          37            879,675            (13,226)
 Orange Juice                          11/6/03          36            421,200             (3,105)

    33 | OPPENHEIMER REAL ASSET FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 5. Futures Contracts Continued

                                                                                     Unrealized
                                    Expiration   Number of     Valuation as of      Appreciation
 Contract Description                    Dates   Contracts     August 31, 2003    (Depreciation)
------------------------------------------------------------------------------------------------
 Governments
 U.S. Long Bonds                      12/19/03          32        $ 3,392,000         $  (49,292)
 U.S. Treasury Nts., 2 yr.    9/29/03-12/29/03         265         56,748,234            236,713
 U.S. Treasury Nts., 5 yr.             9/19/03         656         73,133,750          1,045,284
 U.S. Treasury Nts., 10 yr.           12/19/03          55          6,034,531            (28,159)
                                                                                      -----------
                                                                                         805,045
                                                                                      -----------
                                                                                      $3,384,284
                                                                                      ===========


--------------------------------------------------------------------------------
 6. Option Activity
 The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
    The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
    Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
    Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Realized gains and losses are reported in the Statement of Operations.
    The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security or commodity increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security or commodity decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.


  34 | OPPENHEIMER REAL ASSET FUND

 Written option activity for the year ended August 31, 2003 was as follows:

                                        Call Options                   Put Options
                             -----------------------      ------------------------
                             Number of     Amount of      Number of      Amount of
                             Contracts      Premiums      Contracts       Premiums
----------------------------------------------------------------------------------
 Options outstanding as of
 August 31, 2002                   120     $  33,527            267    $    34,619
 Options written                 2,594       695,483          4,708      1,146,008
 Options closed or expired      (2,439)     (647,243)        (4,417)    (1,040,788)
 Options exercised                (175)      (63,892)          (386)      (102,169)
                                --------------------------------------------------
 Options outstanding as of
 August 31, 2003                   100     $  17,875            172    $    37,670
                                ==================================================

--------------------------------------------------------------------------------
 7. Illiquid Securities
 As of August 31, 2003, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of August 31, 2003 was $8,166,256, which represents 2.40% of the Fund's net assets.

--------------------------------------------------------------------------------
 8. Borrowing and Lending Arrangements
 The Fund entered into an "interfund borrowing and lending arrangement" with other funds in the Oppenheimer funds complex, to allow funds to borrow for liquidity purposes. The arrangement was initiated pursuant to exemptive relief granted by the Securities and Exchange Commission to allow these affiliated funds to lend money to, and borrow money from, each other, in an attempt to reduce borrowing costs below those of bank loan facilities. Under the arrangement the Fund may lend money to other Oppenheimer funds and may borrow from other Oppenheimer funds at a rate set by the Fund's Board of Trustees, based upon a recommendation by the Manager. The Fund's borrowings, if any, are subject to asset coverage requirements under the Investment Company Act and the provisions of the SEC order and other applicable regulations. If the Fund borrows money, there is a risk that the loan could be called on one day's notice, in which case the Fund might have to borrow from a bank at higher rates if a loan were not available from another Oppenheimer fund. If the Fund lends money to another fund, it will be subject to the risk that the other fund might not repay the loan in a timely manner, or at all.
    The Fund had no interfund borrowings or loans outstanding during the year ended or at August 31, 2003.

  35 | OPPENHEIMER REAL ASSET FUND

--------------------------------------------------------------------------------
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 To the Board of Trustees and Shareholders of Oppenheimer Real Asset Fund:
 We have audited the accompanying statement of assets and liabilities of Oppenheimer Real Asset Fund, including the statement of investments, as of August 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Real Asset Fund as of August 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.


 Deloitte & Touche LLP

 Denver, Colorado
 October 15, 2003



  36 | OPPENHEIMER REAL ASSET FUND

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 In early 2004, if applicable, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2003. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    None of the dividends paid by the Fund during the year ended August 31, 2003 are eligible for the corporate dividend-received deduction.
    Dividends paid by the Fund during the fiscal year ended August 31, 2003 which are not designated as capital gain distribution, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2004, shareholders of record will receive information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

--------------------------------------------------------------------------------
PORTFOLIO PROXY VOTING
POLICIES AND PROCEDURES  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, (ii) on the Fund's website at www.oppenheimerfunds.com, and (iii) on the SEC's website at www.sec.gov. In addition, the Fund will be required to file new Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The first such filing is due no later than August 31, 2004, for the twelve months ended June 30, 2004. Once filed, the Fund's Form N-PX filing will be available (i) without charge, upon request, by calling the Fund toll-free at 1.800.225.5677, and (ii) on the SEC's website at www.sec.gov.



 37 | OPPENHEIMER REAL ASSET FUND

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
Name, Position(s) Held with                Principal Occupation(s) During Past 5 Years; Other Trusteeships/Directorships Held
Fund, Length of Service, Age               by Trustee; Number of Portfolios in Fund Complex Currently Overseen by Trustee


INDEPENDENT                                The address of each Trustee in the chart below is 6803 S. Tucson Way,
TRUSTEES                                   Centennial, CO 80112-3924. Each Trustee serves for an indefinite term, until his or her resignation, retirement, death or removal.

James C. Swain,                            Formerly, Chief Executive Officer (until August 27, 2002) of the Board II Funds,
Chairman and Trustee                       Vice Chairman (until January 2, 2002) of OppenheimerFunds, Inc. (the Manager)
(since 1997)                               and President and a director (until 1997) of Centennial Asset Management
Age: 69                                    Corporation (a wholly-owned investment advisory subsidiary of the Manager).
                                           Oversees 43 portfolios in the OppenheimerFunds complex.

William L. Armstrong,                      Chairman of the following private mortgage banking companies: Cherry Creek
Vice Chairman and Trustee                  Mortgage Company (since 1991), Centennial State Mortgage Company (since 1994),
(since 1999)                               The El Paso Mortgage Company (since 1993), Transland Financial Services, Inc.
Age: 66                                    (since 1997); Chairman of the following private companies: Great Frontier
                                           Insurance (insurance agency) (since 1995), Ambassador Media Corporation and
                                           Broadway Ventures (since 1984); a director of the following public companies:
                                           Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992)
                                           and UNUMProvident (insurance company) (since 1991). Mr. Armstrong is also a
                                           Director/Trustee of Campus Crusade for Christ and the Bradley Foundation.
                                           Formerly a director of the following: Storage Technology Corporation (a publicly-held computer equipment company) (1991-February 2003), and
                                           International Family Entertainment (television channel) (1992-1997), Frontier
                                           Real Estate, Inc. (residential real estate brokerage) (1994-1999), and Frontier
                                           Title (title insurance agency) (1995-June 1999); a U.S. Senator (January
                                           1979-January 1991). Oversees 43 portfolios in the OppenheimerFunds complex.

Robert G. Avis,                            Formerly, Director and President of A.G. Edwards Capital, Inc. (General Partner
Trustee (since 1997)                       of private equity funds) (until February 2001); Chairman, President and Chief
Age: 72                                    Executive Officer of A.G. Edwards Capital, Inc. (until March 2000); Vice
                                           Chairman and Director of A.G. Edwards, Inc. and Vice Chairman of A.G. Edwards &
                                           Sons, Inc. (its brokerage company subsidiary) (until March 1999); Chairman of
                                           A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor)
                                           (until March 1999); and a Director (until March 2000) of A.G. Edwards & Sons and A.G. Edwards Trust Company. Oversees 43 portfolios in the OppenheimerFunds complex.

George C. Bowen,                           Formerly (until April 1999): Senior Vice President (from September 1987) and
Trustee (since 1997)                       Treasurer (from March 1985) of the Manager; Vice President (from June 1983) and
Age: 66                                    Treasurer (since March 1985) of OppenheimerFunds Distributor, Inc. (a subsidiary of the Manager); Senior Vice President (since February 1992), Treasurer (since
                                           July 1991) Assistant Secretary and a director (since December 1991) of
                                           Centennial Asset Management Corporation; Vice President (since October 1989) and
                                           Treasurer (since April 1986) of HarbourView Asset Management Corporation (an
                                           investment advisory subsidiary of the Manager); President, Treasurer and a director (June 1989-January 1990) of Centennial Capital Corporation (an
                                           investment advisory subsidiary of the Manager); Vice President and Treasurer
                                           (since August 1978) and Secretary (since April 1981) of Shareholder Services,
                                           Inc. (a transfer agent subsidiary of the Manager); Vice President, Treasurer and
                                           Secretary (since November 1989) of Shareholder Financial Services, Inc. (a
                                           transfer agent subsidiary of the Manager); Assistant Treasurer (since March
                                           1998) of Oppenheimer Acquisition Corp. (the Manager's parent corporation);
                                           Treasurer (since November 1989) of Oppenheimer Partnership Holdings, Inc. (a
                                           holding company subsidiary of the Manager); Vice President and Treasurer (since
                                           July


  38 | OPPENHEIMER REAL ASSET FUND

George C. Bowen,                           1996) of Oppenheimer Real Asset Management, Inc. (an investment advisory
Continued                                  subsidiary of the Manager); Chief Executive Officer and director (since March
                                           1996) of MultiSource Services, Inc. (a broker-dealer subsidiary of the Manager);
                                           Treasurer (since October 1997) of OppenheimerFunds International Ltd. and
                                           OppenheimerFunds plc (offshore fund management subsidiaries of the Manager).
                                           Oversees 43 portfolios in the OppenheimerFunds complex.

Edward L. Cameron,                         A member of The Life Guard of Mount Vernon, George Washington's home (since June
Trustee (since 1999)                       2000). Formerly (March 2001 - May 2002) Director of Genetic ID, Inc. and its
Age: 65                                    subsidiaries (a privately held biotech company); a partner with
                                           PricewaterhouseCoopers LLP (from 1974-1999) (an accounting firm) and Chairman
                                           (from 1994-1998), Price Waterhouse LLP Global Investment Management Industry
                                           Services Group. Oversees 43 portfolios in the OppenheimerFunds complex.


Jon S. Fossel,                             Chairman and Director (since 1998) of Rocky Mountain Elk Foundation (a
Trustee (since 1997)                       not-for-profit foundation); and a director (since October 1999) of P.R.
Age: 61                                    Pharmaceuticals (a privately held company) and UNUMProvident (an insurance company) (since June 1, 2002). Formerly Chairman and a director (until October
                                           1996) and President and Chief Executive Officer (until October 1995) of the
                                           Manager; President, Chief Executive Officer and a director of Oppenheimer
                                           Acquisition Corp., Shareholders Services Inc. and Shareholder Financials
                                           Services, Inc. (until October 1995). Oversees 43 portfolios in the
                                           OppenheimerFunds complex.


Sam Freedman,                              Director of Colorado Uplift (a non-profit charity) (since September 1984).
Trustee (since 1997)                       Formerly (until October 1994) Mr. Freedman held several positions in subsidiary
Age: 62                                    or affiliated companies of the Manager. Oversees 43 portfolios in the
                                           OppenheimerFunds complex.

Beverly L. Hamilton,                       Trustee (since 1996) of MassMutual Institutional Funds and of MML Series
Trustee (since 2002)                       Investment Fund (open-end investment companies); Director of MML Services (since
Age: 56                                    April 1987) and America Funds Emerging Markets Growth Fund (since October 1991)
                                           (both are investment companies), The California Endowment (a philanthropy organization) (since April 2002), and Community Hospital of Monterey Peninsula,
                                           (since February 2002); a trustee (since February 2000) of Monterey International
                                           Studies (an educational organization), and an advisor to Unilever (Holland)'s pension fund and to Credit Suisse First Boston's Sprout venture capital unit.
                                           Mrs. Hamilton also is a member of the investment committees of the Rockefeller
                                           Foundation, the University of Michigan and Hartford Hospital. Formerly,
                                           President (February 1991-April 2000) ARCO Investment Management Company.
                                           Oversees 44 portfolios in the OppenheimerFunds complex.

Robert J. Malone,                          Chairman and CEO (since August 2003) of Steele Street Bank (a commercial bank
Trustee (since 2002)                       entity), Director (since 2001) of Jones Knowledge, Inc. (a privately held
Age: 59                                    company), U.S. Exploration, Inc., (since 1997), Colorado UpLIFT (a non-profit organization) (since 1986) and a trustee of the Gallagher Family Foundation
                                           (non-profit organization) (since 2000). Formerly, Chairman of U.S. Bank (a subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April
                                           1, 1999) and a director of Commercial Assets, Inc. (a REIT) (1993-2000).
                                           Oversees 44 portfolios in the OppenheimerFunds complex.



 39 | OPPENHEIMER REAL ASSET FUND

--------------------------------------------------------------------------------
TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

F. William Marshall, Jr.,                  Trustee (since 1996) of MassMutual Institutional Funds and of MML Series
Trustee (since 2000)                       Investment Fund (open-end investment companies); Trustee (since 1987), Chairman
Age: 61                                    of the Board (since 2003) and Chairman of the investment committee (since 1994)
                                           for the Worcester Polytech Institute; President and Treasurer (since January
                                           1999) of the SIS Fund (a private not for profit charitable fund); Trustee (since
                                           1995) of the Springfield Library and Museum Association; Trustee (since 1996) of the Community Music School of Springfield. Formerly, member of the investment committee of the Community Foundation of Western Massachusetts (1998 - 2003);
                                           Chairman (January 1999-July 1999) of SIS & Family Bank, F.S.B. (formerly SIS
                                           Bank); President, Chief Executive Officer and Director (May 1993-December 1998)
                                           of SIS Bankcorp, Inc. and SIS Bank (formerly Springfield Institution for
                                           Savings) and Executive Vice President (January 1999-July 1999) of Peoples
                                           Heritage Financial Group, Inc. Oversees 43 portfolios in the OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                         The address of Mr. Murphy in the chart below is 498 Seventh Avenue, New York,
AND OFFICER                                NY 10018. Mr. Murphy serves for an indefinite term, until his resignation, death or removal.

John V. Murphy,                            Chairman, Chief Executive Officer and director (since June 2001) and President
President and Trustee                      (since September 2000) of the Manager; President and a director or trustee of
(since 2001)                               other Oppenheimer funds; President and a director (since July 2001) of
Age: 54                                    Oppenheimer Acquisition Corp. and of Oppenheimer Partnership Holdings, Inc.; a
                                           director (since November 2001) of OppenheimerFunds Distributor, Inc.; Chairman
                                           and a director (since July 2001) of Shareholder Services, Inc. and of
                                           Shareholder Financial Services, Inc.; President and a director (since July 2001)
                                           of OppenheimerFunds Legacy Program (a charitable trust program established by the Manager); a director of the following investment advisory subsidiaries of
                                           OppenheimerFunds, Inc.: OFI Institutional Asset Management, Inc. and Centennial
                                           Asset Management Corporation (since November 2001), HarbourView Asset Management
                                           Corporation and OFI Private Investments, Inc. (since July 2001); President
                                           (since November 1, 2001) and a director (since July 2001) of Oppenheimer Real
                                           Asset Management, Inc.; a director (since November 2001) of Trinity Investment
                                           Management Corp. and Tremont Advisers, Inc. (investment advisory affiliates of the Manager); Executive Vice President (since February 1997) of Massachusetts
                                           Mutual Life Insurance Company (the Manager's parent company); a director (since
                                           June 1995) of DLB Acquisition Corporation (a holding company that owns shares of
                                           David L. Babson & Company, Inc.); formerly, Chief Operating Officer (September
                                           2000-June 2001) of the Manager; President and trustee (November 1999-November
                                           2001) of MML Series Investment Fund and MassMutual Institutional Funds (open-end investment companies); a director (September 1999-August 2000) of C.M. Life
                                           Insurance Company; President, Chief Executive Officer and director (September
                                           1999-August 2000) of MML Bay State Life Insurance Company; a director (June
                                           1989-June 1998) of Emerald Isle Bancorp and Hibernia Savings Bank (a
                                           wholly-owned subsidiary of Emerald Isle Bancorp). Oversees 75 portfolios in the
                                           OppenheimerFunds complex.


  40 | OPPENHEIMER REAL ASSET FUND

----------------------------------------------------------------------------------------------------------------------------
OFFICERS                                   The address of the Officers in the chart below is as follows: for Messrs. Baum,
                                           Manioudakis and Zack, 498 Seventh Avenue, New York, NY 10018, for Mr. Wixted,
                                           6803 S. Tucson Way, Centennial, CO 80112-3924. Each Officer serves for an annual term or until his or her earlier resignation, death or removal.



Kevin Baum,                                Portfolio Manager of the Fund (since May 1999); he has served as the Fund's
Vice President (since 1999)                principal trader since its inception in March 1997; an officer of 1 portfolio in
Age: 33                                    the OppenheimerFunds complex; formerly he was a trading and securities analyst for the Manager (May 1993-February 1997).

Angelo Manioudakis,                        Senior Vice President of the Manager (since April 2002); an officer of 12
Vice President (since 2002)                portfolios in the OppenheimerFunds complex; formerly Executive Director and
Age: 36                                    portfolio manager for Miller, Anderson & Sherrerd, a division of Morgan Stanley
                                           Investment Management (August 1993-April 2002).

Brian W. Wixted,                           Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer
Treasurer (since 1999)                     (since March 1999) of HarbourView Asset Management Corporation, Shareholder
Age: 43                                    Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder
                                           Financial Services, Inc., Oppenheimer Partnership Holdings, Inc., OFI Private
                                           Investments, Inc. (since March 2000), OppenheimerFunds International Ltd. and
                                           OppenheimerFunds plc (offshore fund management subsidiaries of the Manager)
                                           (since May 2000) and OFI Institutional Asset Management, Inc. (since November
                                           2000); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer
                                           Trust Company (a trust company subsidiary of the Manager); Assistant Treasurer
                                           (since March 1999) of Oppenheimer Acquisition Corp. and OppenheimerFunds Legacy
                                           Program (since April 2000); formerly Principal and Chief Operating Officer
                                           (March 1995-March 1999), Bankers Trust Company-Mutual Fund Services Division. An
                                           officer of 91 portfolios in the OppenheimerFunds complex.


Robert G. Zack,                            Senior Vice President (since May 1985) and General Counsel (since February 2002)
Vice President & Secretary                 of the Manager; General Counsel and a director (since November 2001) of
(since 2001)                               OppenheimerFunds Distributor, Inc.; Senior Vice President and General Counsel
Age: 55                                    (since November 2001) of HarbourView Asset Management Corporation; Vice
                                           President and a director (since November 2000) of Oppenheimer Partnership
                                           Holdings, Inc.; Senior Vice President, General Counsel and a director (since
                                           November 2001) of Shareholder Services, Inc., Shareholder Financial Services,
                                           Inc., OFI Private Investments, Inc., Oppenheimer Trust Company and OFI
                                           Institutional Asset Management, Inc.; General Counsel (since November 2001) of
                                           Centennial Asset Management Corporation; a director (since November 2001) of
                                           Oppenheimer Real Asset Management, Inc.; Assistant Secretary and a director
                                           (since November 2001) of OppenheimerFunds International Ltd.; Vice President
                                           (since November 2001) of OppenheimerFunds Legacy Program; Secretary (since
                                           November 2001) of Oppenheimer Acquisition Corp.; formerly Acting General Counsel
                                           (November 2001-February 2002) and Associate General Counsel (May 1981-October
                                           2001) of the Manager; Assistant Secretary of Shareholder Services, Inc. (May
                                           1985-November 2001), Shareholder Financial Services, Inc. (November
                                           1989-November 2001); OppenheimerFunds International Ltd. And OppenheimerFunds
                                           plc (October 1997-November 2001). An officer of 91 portfolios in the
                                           OppenheimerFunds complex.




The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.


    41 | OPPENHEIMER REAL ASSET FUND

ITEM 2.  CODE OF ETHICS

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of the Fund has determined that Edward L. Cameron, the Chairman of the Board's Audit Committee, and George C. Bowen, a member of the Board's Audit Committee, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as "audit committee financial experts," and has designated Messrs. Cameron and Bowen as the Audit Committee's financial experts. Messrs. Cameron and Bowen are "independent" Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES - NOT REQUIRED

ITEM 5.  NOT APPLICABLE

ITEM 6.  RESERVED

ITEM 7.  NOT APPLICABLE

ITEM 8.  RESERVED

ITEM 9.  CONTROLS AND PROCEDURES

          (a) Based on their evaluation of registrant's disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act of 1940 (17 CFR 270.30a-2(c)) as of August 31, 2003, registrant's principal executive officer and principal financial officer found registrant's disclosure controls and procedures to be appropriately designed to ensure that information required to be disclosed by registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.
          (b) There have been no significant changes in registrant's internal controls or in other factors that could significantly affect registrant's internal controls subsequent to the date of the most recent evaluation as indicated, including no significant deficiencies or material weaknesses that required corrective action.

ITEM 10.  EXHIBITS.

(A) EXHIBIT ATTACHED HERETO. (ATTACH CODE OF ETHICS AS EXHIBIT)

(B) EXHIBITS ATTACHED HERETO. (ATTACH CERTIFICATIONS AS EXHIBITS)